UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 30, 2018
Date of report (Date of earliest event reported)
________________________________________
________________________________________
SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 30, 2018, the following matters were submitted to the shareholders of the Company:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2021 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Carl A. Guarino	96,015,314	39,431,050	47,992
Carmen V. Romeo	98,116,494	37,330,994	46,868
There were a total of 9,278,522 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Alfred P. West, Jr., William M. Doran, Sarah W. Blumenstein and Kathryn M. McCarthy.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, was approved by 96.6 percent of the votes cast based on the votes set forth below:

For	Against	Abstain
130,736,605	4,611,264	146,487
There were a total of 9,278,522 broker non-votes on this matter.

(3)	The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2018 was ratified by the following vote:

For	Against	Abstain
144,634,565	105,016	33,297

Item 8.01.	Other Events.
On May 30, 2018, the Company issued a press release declaring a regular semi-annual dividend of $0.30 (thirty cents) per share. The cash dividend will be payable to shareholders of record on June 14, 2018, with a payment date of June 22, 2018. In addition, SEI's Board of Directors also approved an increase in its stock repurchase program by an additional $200 million, increasing the available authorization under the program to approximately $223 million.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 5.07, Item 8.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of SEI Investments Company dated May 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	May 31, 2018	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of SEI Investments Company dated May 30, 2018.

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